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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2003

wwbroadcast.net inc.
 (Exact name of Registrant as specified in its charter)

WYOMING	333-41516	98-0226032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

SUITE 1600, 777 DUNSMUIR STREET
PO BOX 10425 PACIFIC CENTRE
VANCOUVER, BRITISH COLUMBIA CANADA V7Y 1K4
(Address of principal executive offices) (Zip code)

(604) 687-9931
 (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 8, 2003 the Company changed its name from wwbroadcast.net inc. to Luna Gold Corp.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit No.	Description

3.1	Amended Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

wwbroadcast.net inc. (Registrant)

Date: September 5, 2003	/s/ Marcel de Groot
Marcel de Groot Chief Financial Officer